Note 15 - Per Share Amounts	12 Months Ended
Oct. 31, 2022
Statement Line Items [Line Items]
Disclosure of earnings per share [text block]
15.	Per share amounts:

Basic and diluted income per common share

(thousands of Canadian dollars)
	2022	2021

Net income	$22,658	$22,380
Preferred share dividends paid	(988)	(1,578)
Net income available to common shareholders	21,670	20,802

Weighted average number of common shares outstanding	27,425,479	21,752,930

Basic and diluted income per common share:	$0.79	$0.96

The Series 1 NVCC preferred shares are contingently issuable shares and do not have a dilutive impact. The outstanding employee stock options are dilutive but are de minimis and therefore have no impact on the Bank’s income per share amounts.